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"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN AVAILABLE EXEMPTION THEREFROM UNDER SAID ACT OF THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

                                        -and-

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                DEMAND PROMISSORY NOTE

$1,300,000                                                       April 27, 1995

          For value received, Golden State Acquisition Corp. a Delaware corporation (the "Company"), promises to pay on demand at any time on or after April 27, 1995 to the order of Golden State Vintners, a California corporation, the aggregate principal sum of $1,300,000.

          Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 7.5% per annum or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable.

          In the event the Company fails to pay any amounts due hereunder when due, the Company shall pay to the holder hereof, in addition to such amounts due, all cost of collection, including the reasonable attorneys fees and disbursements.

          The Company, or its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

          This Note shall be governed by the internal laws, not the laws of conflicts, of the State of New York.

                                        GOLDEN STATE ACQUISITION CORP.

                                        By: /s/ Mark McDonnell
                                           ---------------------------

                                        Its:
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